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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated October 15, 1996, in the Registration Statement (Form S-11) and related Prospectus of BankAmerica Preferred Capital Corporation for the registration of 40,000 shares of its noncumulative preferred stock.

                                          ERNST & YOUNG LLP

San Francisco, California
October 15, 1996